EXHIBIT 99.1

Release:          December 8, 2020

CDP recognizes CP for its leadership on climate action with an A- rating for climate disclosure

Calgary – Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) is proud to announce that it received a leadership level score of A- from CDP for its 2020 climate change disclosure. This accomplishment represents a significant milestone in CP's journey to integrate climate-related risks and opportunities into the company’s sustainability programs and reporting practices.

“We are proud to be recognized by CDP as a leader in taking action to confront climate change,” said Keith Creel, CP’s President and Chief Executive Officer. “A leadership level score of A- from CDP is a reflection of our efforts to position CP for a sustainably-driven future by implementing climate action within our own operations, while engaging with our value chain to enable positive change beyond our organization.”

Key highlights from CP’s 2020 CDP submission include:
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CP released its first public statement on climate change, demonstrating its commitment to take action and meet the challenge of climate change. The statement supports the goals of the Paris Agreement and the Pan-Canadian Framework on Clean Growth and Climate Change, which seek to limit global temperature rise to well below 2°C above pre-industrial levels.

●	CP committed to establishing a science-based emissions reduction target to guide its climate action.
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CP released its 2019 Sustainability Data Supplement, which included for the first time the company’s full Scope 3 greenhouse gas (GHG) emissions, an important step to understanding the broader impacts of CP's business.

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CP conducted a comprehensive scenario analysis in 2020 to understand the full range of possible climate change impacts to our business and align with the recommendations of the Task Force on Climate-related Financial Disclosure (TCFD).

CDP is an internationally recognized non-profit organization that runs a global environmental disclosure platform assessing companies on their climate-related performance and transparency. CP has been a contributing participant to CDP for over a decade, consistently disclosing annual emissions progress made on practices to improve the management of greenhouse gas emissions and ongoing energy efficiency initiatives.

CP’s leadership in sustainability was recognized by several organizations in 2020. CP was named one of Canada’s Best Diversity Employers for 2020, while Corporate Knights Magazine included the company on its Best 50 Corporate Citizens list. CP was also recognized as a sustainability leader in the transportation industry for its efforts in the transition to a low-carbon economy by World Finance Sustainability Awards 2020.

These achievements culminated with CP being added to the 2020 Dow Jones Sustainability Index (DJSI) North America in November. The index measures corporate sustainability leaders' performance through a comprehensive assessment of economic, environmental and social criteria.

CP will continue to build on this progress and deliver on its ambitious vision for sustainability in 2021. Initiatives will include formalizing the integration of climate-related risks into the enterprise risk-management process, developing CP’s strategy for mitigating risk, pursuing opportunities and increasing CP’s operational resilience under various climate change scenarios. Recognizing the global nature of the fight against climate change, CP aims to align with recognized initiatives that bring governments, sectors and supply chains together to support the goals laid out in the Paris Agreement.

For more information about CP’s sustainability initiatives, including the 2020 CDP climate change response, please visit sustainability.cpr.ca.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should", “commit” or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited, to, CP’s operations, priorities and plans, certain targets and goals relating to sustainability and the anticipated impacts of achieving such sustainability targets.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: the fuel efficiency of railways and CP’s operations; CP’s ability to implement certain initiatives, including emissions targets, scenario analyses, risk mitigation strategies, changes to enterprise risk management and internal carbon pricing mechanisms; future investments in and the availability of carbon emissions-reduction tools and technologies including through CP’s fleet modernization program and technology upgrades; the impacts of existing and planned capital investments; CP’s ability to work with governments and third parties to mitigate the impacts of climate change; North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices;

uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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